EXHIBIT 10.7

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT, dated as of October 2, 2012, and entered into by and among HOVNANIAN ENTERPRISES, INC., K. HOVNANIAN ENTERPRISES, INC. each other Grantor (as defined below) from time to time party hereto, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as trustee (in such capacity, together with its successors and assigns, the “Senior Trustee”) and as collateral agent (in such capacity, together with its successors and assigns, the “Senior Collateral Agent”) under the Senior Noteholder Documents (as defined below), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the Mortgage Tax Collateral (as defined below) (together with its successor and assigns, the “Mortgage Tax Collateral Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as trustee (in such capacity, together with its successors and assigns, the “Junior Trustee”) and as collateral agent (in such capacity, together with its successors and assigns, the “Junior Collateral Agent”) under the Junior Noteholder Documents (as defined below).

RECITALS

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries (as defined below), the Senior Trustee and the Senior Collateral Agent are entering into the Indenture dated as of October 2, 2012 (as amended, supplemented or otherwise modified from time to time, the “Senior Indenture”), pursuant to which the Senior Notes (as defined below) shall be governed and the obligations under which shall be secured by various assets of the Grantors;

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries, the Junior Trustee and the Junior Collateral Agent are entering into the Indenture dated as of October 2, 2012 (as amended, supplemented or otherwise modified from time to time, the “Junior Indenture”), pursuant to which the Junior Notes (as defined below) shall be governed and the obligations under which shall be secured by various assets of the Grantors; and

WHEREAS, the parties hereto desire to order the priorities of their respective Liens (as defined below) on the assets of the Grantors and address other related matters set forth below.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.                                          (a)  Definitions.  As used in this Agreement, the definitions set forth above are incorporated herein and the following terms have the meanings specified below:

“Agreement” means this Intercreditor Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Code” means Title 11 of the United States Code.

“Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Business Day” means any day other than a Saturday, a Sunday or other day on which commercial banks in New York City or in the city where the Corporate Trust Office of either the Senior Trustee or the Junior Trustee is located are authorized or required by law or regulation to close.

“Common Collateral” means all of the assets of any Grantor, whether real, personal or mixed, constituting both Senior Collateral and Junior Collateral.

“Company” means K. Hovnanian Enterprises, Inc., a corporation organized and existing under the laws of the State of California and wholly-owned by Hovnanian.

“Comparable Junior Collateral Document” means, in relation to any Common Collateral subject to any Lien created under any Senior Collateral Document, that Junior Collateral Document that creates a Lien on the same Common Collateral, granted by the same Grantor.

“Deposit Account” has the meaning set forth in the Uniform Commercial Code.

“Deposit Account Collateral” means that part of the Common Collateral comprised of Deposit Accounts, Financial Assets and Investment Property.

“DIP Financing” has the meaning set forth in Section 6.1.

“Discharge of Senior Claims” means payment in full in cash of (a) all Obligations in respect of all outstanding First-Lien Indebtedness or, with respect to letters of credit outstanding thereunder, delivery of cash collateral in an amount required by the applicable letter of credit, and termination of all commitments to extend credit thereunder and (b) any other Senior Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, excluding, in any case, Unasserted Contingent Obligations.

“Financial Assets” has the meaning set forth in the Uniform Commercial Code.

“First-Lien Indebtedness” means (a) Indebtedness incurred pursuant to the Senior Noteholder Documents, (b) all other Indebtedness secured by Liens on all or a portion of the Common Collateral that are senior or equal in priority to the Liens on the Common Collateral securing the Senior Noteholder Claims in an aggregate principal amount not to exceed the amount permitted to be secured on a first-lien basis pursuant to the Senior Indenture and the Junior Indenture and (c) Refinancing Indebtedness (as defined in the Senior Indenture or the Junior Indenture) in respect of Indebtedness covered by clause (a) or clause (b) above, in each case plus interest, advances reasonably necessary to preserve the value of the Common Collateral or to protect the Common Collateral, costs and fees, including legal fees, to the extent authorized under the Senior Collateral Documents or UCC § 9-607(d), and, in each case, all other Obligations in respect of such Indebtedness.

“Future First-Lien Indebtedness” means any First-Lien Indebtedness, other than Indebtedness that is incurred pursuant to the Senior Noteholder Documents, which is permitted to be secured by a first lien on the Common Collateral for purposes of the Senior Indenture and the Junior Indenture or any other Senior Document or Junior Document.

“Future Second-Lien Indebtedness” means any Second-Lien Indebtedness, other than Indebtedness that is incurred pursuant to the Junior Noteholder Documents, which is permitted to be secured by a second lien on the Common Collateral for purposes of the Senior Indenture and the Junior Indenture or any other Senior Document or Junior Document.

“Grantors” means the Company, Hovnanian and each of its Subsidiaries that has or will have executed and delivered a Senior Collateral Document or a Junior Collateral Document.

“Hovnanian” means Hovnanian Enterprises, Inc., a Delaware corporation.

“Indebtedness” means and includes all obligations that constitute “Indebtedness” within the definition of “Indebtedness” set forth in the Senior Indenture.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor as a debtor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any material part of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Investment Property” has the meaning set forth in the Uniform Commercial Code.

“Junior Agreement” means the Junior Indenture and any other agreement governing Second-Lien Indebtedness.

“Junior Claims” means all Second-Lien Indebtedness outstanding, including any Future Second-Lien Indebtedness, and all Obligations in respect thereof.  Junior Claims include, for the avoidance of doubt, all Junior Noteholder Claims.

“Junior Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Junior Claim.  Junior Collateral includes, for the avoidance of doubt, all Junior Noteholder Collateral.

“Junior Collateral Agent” has the meaning set forth in the recitals.

“Junior Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted securing any Junior Claims or under which rights or remedies with respect to such Liens are governed, as the same may be amended, restated or otherwise modified from time to time.  Junior Collateral Documents include, for the avoidance of doubt, the Junior Noteholder Collateral Documents.

“Junior Creditors” means the Persons holding Junior Claims, including all Junior Noteholders.

“Junior Documents” mean the Junior Agreements, the Junior Collateral Documents, and each of the other agreements, documents and instruments providing for or evidencing any other Obligation under any Junior Document and any other related document or instrument executed or delivered pursuant to any Junior Document at any time or otherwise evidencing any Indebtedness arising under any Junior Document.  Junior Documents include, for the avoidance of doubt, the Junior Noteholder Documents.

“Junior Indenture” has the meaning set forth in the recitals.

“Junior Noteholder Claims” means all Indebtedness incurred pursuant to the Junior Indenture and all Obligations with respect thereto.

“Junior Noteholder Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Junior Noteholder Claim.

“Junior Noteholder Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any Junior Noteholder Claims or under which rights or remedies with respect to any such Lien are governed as the same may be amended, restated or otherwise modified from time to time as permitted by this Agreement.

“Junior Noteholder Documents” means collectively (a) the Junior Indenture, the Junior Notes and the Junior Noteholder Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Junior Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder as the same may be amended, restated or otherwise modified from time to time.

“Junior Noteholders” means the Persons holding Junior Noteholder Claims, including the Junior Trustee and the Junior Collateral Agent.

“Junior Notes” means the $220.0 million principal amount of 9.125% Senior Secured Second Lien Notes due 2020 to be issued by the Company pursuant to the Junior Indenture.

“Junior Pledge Agreement” means the Second-Lien Pledge Agreement, dated as of October 2, 2012, among the Company, Hovnanian, the other Grantors and the Junior Collateral Agent.

“Junior Security Agreement” means the Second-Lien Security Agreement, dated as of October 2, 2012, among the Company, Hovnanian, the other Grantors and the Second-Lien Collateral Agent.

“Junior Trustee” has the meaning set forth in the recitals.

“Lien” means, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset.

“Mortgaged Collateral” means any real property collateral, with respect to which a lien on and security interest in is required to be granted to (a) the Senior Collateral Agent pursuant to Section 4.18 of the Senior Indenture, (b) the Junior Collateral Agent pursuant to Section 4.18 of the Junior Indenture or (c) any other holder of Senior Claims or Junior Claims (or any agent or trustee on their behalf) pursuant to the terms of any Senior Document or Junior Document, as applicable.

“Mortgage Tax Collateral” has the meaning set forth in Section 5.7(a).

“Mortgage Tax Collateral Agent” has the meaning set forth in the recitals.

“Mortgage Tax States” means the states of Florida, Maryland, Washington, D.C., Minnesota, Virginia, New York and Georgia, and any other state(s) identified to the Mortgage Tax Collateral Agent by the Company and the Senior Collateral Agent which requires a significant payment of mortgage recording taxes or other fees or taxes of a comparable nature and magnitude as that of any of the foregoing Mortgage Tax States.

“Obligations” means and includes all obligations that constitute “Obligations” within the definition of “Obligations” set forth in any Senior Agreement (including the Senior Indenture).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

“Pledged Collateral” means (a) the Common Collateral in the possession or control of the Senior Collateral Agent (or its agents or bailees), to the extent that possession or control thereof is necessary to perfect a Lien thereon under the Uniform Commercial Code and (b) the “Pledged Collateral” under, and as defined in, the Junior Pledge Agreement that is Common Collateral.

“Proceeds” means the following property (a) whatever is acquired upon the sale, lease, license, exchange or other disposition of Common Collateral, whether such sale, lease, license or other disposition is made by or on behalf of a Grantor, the Senior Trustee, the Senior Collateral Agent, the Junior Trustee, the Junior Collateral Agent or any other person, (b) whatever is collected on, or distributed on account of, Common Collateral, (c) rights arising out of the loss, nonconformity, or interference with the use of, defects or infringements of rights in, or damage to, the Common Collateral, (d) rights arising out of the Common Collateral, or (e) to the extent of the value of the Common Collateral, and to the extent payable to the debtor or the secured party, insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Common Collateral.

“Recovery” has the meaning set forth in Section 6.5.

“Second-Lien Indebtedness” means (a) Indebtedness incurred pursuant to the Junior Noteholder Documents, (b) all other Indebtedness secured by Liens on all or a portion of the Common Collateral that are equal in priority to the Liens on the Common Collateral securing the Junior Noteholder Claims in an aggregate principal amount not to exceed the amount permitted to be secured on a second-lien basis pursuant to the Senior Indenture and the Junior Indenture and (c) Refinancing Indebtedness (as defined in the Senior Indenture or the Junior Indenture) in respect of Indebtedness covered by clause (a) or clause (b) above, and, in each case, all other Obligations in respect of such Indebtedness.

“Security Documents” means, collectively, the Senior Collateral Documents and the Junior Collateral Documents.

“Senior Agreement” means the Senior Indenture and any other agreement governing First-Lien Indebtedness.

“Senior Claims” means all First-Lien Indebtedness outstanding, including any Future First-Lien Indebtedness, and all Obligations in respect thereof.  Senior Claims shall include all interest and expenses accrued or accruing (or that would, absent the commencement of any Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Senior Document whether or not the claim for such interest or expenses is allowed as a claim in such Insolvency or Liquidation Proceeding.  Senior Claims include, for the avoidance of doubt, all Senior Noteholder Claims.

“Senior Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Senior Claim.  Senior Collateral includes, for the avoidance of doubt, all Senior Noteholder Collateral.

“Senior Collateral Agent” has the meaning set forth in the recitals.

“Senior Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted securing any Senior Claims or under which rights or remedies with respect to such Liens are governed, as the same may be amended, restated or otherwise modified from time to time.  Senior Collateral Documents include, for the avoidance of doubt, the Senior Noteholder Collateral Documents.

“Senior Creditors” means the Persons holding Senior Claims, including all Senior Noteholders.

“Senior Documents” mean the Senior Agreements, the Senior Collateral Documents, and each of the other agreements, documents and instruments providing for or evidencing any other Obligation under any Senior Document and any other related document or instrument executed or delivered pursuant to any Senior Document at any time or otherwise evidencing any Indebtedness arising under any Senior Document.  Senior Documents include, for the avoidance of doubt, the Senior Noteholder Documents.

“Senior Indenture” has the meaning set forth in the recitals.

“Senior Liens” means the Liens securing the Senior Claims.

“Senior Noteholder Claims” means all Indebtedness incurred pursuant to the Senior Indenture and all Obligations with respect thereto.

“Senior Noteholder Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Senior Noteholder Claim.

“Senior Noteholder Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any Senior Noteholder Claims or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, restated or otherwise modified from time to time as permitted by this Agreement.

“Senior Noteholder Documents” means collectively (a) the Senior Indenture, the Senior Notes and the Senior Noteholder Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Senior Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder as the same may be amended, restated or otherwise modified from time to time.

“Senior Noteholders” means the Persons holding Senior Noteholder Claims, including the Senior Trustee and the Senior Collateral Agent.

“Senior Notes” means the $577.0 million principal amount of 7.25% Senior Secured First Lien Notes due 2020 to be issued by the Company pursuant to the Senior Indenture.

“Senior Trustee” has the meaning set forth in the recitals.

“Subsidiary” means any “Subsidiary” (as defined in the Senior Indenture) of Hovnanian.

“Third-Lien Creditors” means the Persons holding the Third-Lien Obligations.

“Third-Lien Obligations” means all Indebtedness and other Obligations in respect thereof secured by a lien on the Common Collateral that is junior to both the First-Lien Indebtedness and the Second-Lien Indebtedness, to the extent permitted under the Senior Documents, the Junior Documents and this Agreement.

“Unasserted Contingent Obligations” means at any time, Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (except for (i) the principal of and interest and premium (if any) on, and fees relating to, any Indebtedness and (ii) contingent reimbursement obligations in respect of amounts that may be drawn under letters of credit) in respect of which no claim or demand for payment has been made (or, in the case of Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

(b)                                      Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2.                                          Lien Priorities.

2.1                               Subordination.  Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to the Junior Trustee, the Junior Collateral Agent or the Junior Creditors on the Common Collateral or of any Liens granted to the Senior Trustee, the Senior Collateral Agent or the Senior Creditors on the Common Collateral and notwithstanding any provision of the UCC, or any applicable law or the Junior Documents or the Senior Documents or any other circumstance whatsoever (including any non-perfection of any Lien purporting to secure the First-Lien Indebtedness and/or the Second-Lien Indebtedness, for example,  the circumstance of non-perfection of the Lien purporting to secure the Senior Claims and perfection of the Lien purporting to secure the Junior Claims), the Junior Trustee, the Junior Collateral Agent and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Creditors, hereby agree that:  (a) any Lien on the Common Collateral securing any Senior Claims now or hereafter held by or on behalf of the Senior Trustee, the Senior Collateral Agent, the Mortgage Tax Collateral Agent or any Senior Creditors or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Common Collateral securing any of the Junior Claims and (b) any Lien on the Common Collateral securing any Junior Claims now or hereafter held by or on behalf of the Junior Trustee, the Junior Collateral Agent, the Mortgage Tax Collateral Agent or any Junior Creditors or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any Senior Claims.  All Liens on the Common Collateral securing any Senior Claims shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing any Junior Claims for all purposes, whether or not such Liens securing any Senior Claims are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.

2.2                               Prohibition on Contesting Liens.  Each of the Junior Trustee, the Junior Collateral Agent and the Mortgage Tax Collateral Agent for itself and on behalf of each Junior Creditor, and each of the Senior Trustee, the Mortgage Tax Collateral Agent and the Senior Collateral Agent, for itself and on behalf of each Senior Creditor, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of (a) a Lien securing any Senior Claims held by or on behalf of any of the Senior Creditors in the Common Collateral or (b) a Lien securing any Junior Claims held by or on behalf of any of the Junior Noteholders in the Common Collateral, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Senior Trustee, the Mortgage Tax Collateral Agent, the Senior Collateral Agent or any Senior Creditor to enforce this Agreement, including the priority of the Liens securing the Senior Claims as provided in Section 2.1 and 3.1.

2.3                               No New Liens.  So long as the Discharge of Senior Claims has not occurred, the parties hereto agree that, after the date hereof, if the Junior Trustee, the Junior Collateral Agent and/or any other Junior Creditor shall hold any Lien on any assets of the Company or any other Grantor securing any Junior Claims that are not also subject to the first-priority Lien in respect of the Senior Claims under the Senior Documents, the Junior Trustee, the Junior Collateral Agent and/or the relevant Junior Creditor, upon demand by the Senior Trustee, the Senior Collateral Agent or the Company, will assign such Lien to the Senior Collateral Agent or the Mortgage Tax Collateral Agent as the case may be as security for the Senior Claims (in which case the Junior Trustee, the Junior Collateral Agent and/or the relevant Junior Creditor may retain a junior lien on such assets subject to the terms hereof).

2.4                               Perfection of Liens.  Except as provided in Section 5.5 and 5.7, none of the Senior Trustee or the Senior Collateral Agent, the Mortgage Tax Collateral Agent nor the Senior Creditors shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Junior Trustee, the Junior Collateral Agent and the Junior Creditors.  The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the respective Senior Creditors and the Junior Creditors and shall not impose on the Senior Trustee, the Senior Collateral Agent, the Junior Trustee, the Mortgage Tax Collateral Agent, the Junior Collateral Agent, the Junior Creditors or the Senior

Creditors any obligations in respect of the disposition of Proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

2.5                               Third-Lien Obligations.  Each of the Junior Trustee, the Junior Collateral Agent and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Creditors, and the Senior Trustee, the Senior Collateral Agent and the Mortgage Tax Collateral Agent, on behalf of themselves and the Senior Creditors, authorizes the Company to incur Third-Lien Obligations in an amount not to exceed the amount permitted to be secured on a third-lien basis pursuant to the Senior Indenture and the Junior Indenture so long as (a) the Third-Lien Obligations are properly documented upon terms and conditions satisfying the terms of the Senior Indenture and the Junior Indenture; and (b) the Liens in favor of each Third-Lien Creditor with respect to the Common Collateral are subordinated to the rights of Senior Creditors and the Junior Creditors such that each Third-Lien Creditor will be treated with regard to the Junior Creditors in a manner substantially the same as the manner in which the Junior Creditors are treated hereunder with respect to the Senior Creditors pursuant to an intercreditor agreement, in form and substance similar to this Agreement or as otherwise reasonably satisfactory to the Senior Trustee, the Senior Collateral Agent, the Junior Trustee and the Junior Collateral Agent, to be entered into by and between the Senior Trustee and the Senior Collateral Agent for the Senior Creditors, the Junior Trustee and the Junior Collateral Agent for the Junior Creditors, the Mortgage Tax Collateral Agent and the Third-Lien Creditors and/or their agent contemporaneously with the execution of any document(s) creating the Third-Lien Obligations.

2.6                               Recording of Liens.  Each of the Junior Trustee, the Junior Collateral Agent, and the Junior Creditors agree that until the prior Lien of the Senior Creditors on any Common Collateral has been recorded or otherwise perfected, each will take commercially reasonable efforts not to file or to otherwise perfect a Lien against such Common Collateral.  If, notwithstanding the preceding sentence, the Junior Trustee, the Junior Collateral Agent and the Junior Creditors have recorded or otherwise perfected a Lien prior to recording or other perfection of the Lien of the Senior Creditors on any Common Collateral, upon written request of the Senior Collateral Agent, they and each of them will record a subordination of such Lien to the Lien of the Senior Creditors in form and substance reasonably acceptable to the Senior Collateral Agent.  The Senior Collateral Agent will use commercially reasonable efforts to record or otherwise perfect its security interest in the Common Collateral as promptly as practicable.

Section 3.                                          Enforcement.

3.1                               Exercise of Remedies.

(a) So long as the Discharge of Senior Claims has not occurred, even if an event of default has occurred and remains uncured under the Junior Documents, and whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) the Junior Trustee, the Junior Collateral Agent, and the Mortgage Tax Collateral Agent, to the extent of any interest of the Junior Creditors, and the Junior Creditors will not exercise or seek to exercise any rights or remedies as a secured creditor (including set-off) with respect to any Common Collateral on account of any Junior Claims, institute any action or proceeding with respect to the Common Collateral, or exercise any remedies against the Common Collateral (including any action of foreclosure), or contest, protest or object to any foreclosure proceeding or action brought with respect to the Common Collateral by the Senior Trustee, Senior Collateral Agent, Mortgage Tax Collateral Agent or any Senior Creditor in respect of Senior Claims, any exercise of any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Junior Trustee, the Junior Collateral Agent, the Mortgage Tax Collateral Agent or any Junior Creditor is a party, or any other exercise by any such party, of any rights and remedies as a secured creditor relating to the Common Collateral under the Senior Documents or otherwise in respect of Senior Claims, or object to the forbearance by or on behalf of the Senior Creditors from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral in respect of Senior Claims, provided that notwithstanding anything to the contrary in this Section 3.1(a), the Mortgage Tax Collateral Agent shall not be restricted from exercising or seeking to exercise the rights and remedies of a secured creditor with respect to any Common Collateral in respect of Senior Claims, and (ii) the Senior Trustee, the Senior Collateral Agent, the Mortgage Tax Collateral Agent and the Senior Creditors shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the sale, release, disposition, or restrictions with respect to the Common Collateral as a secured creditor without any consultation with or the consent of the Junior Trustee, the Junior Collateral Agent or any Junior Creditor; provided that (A) in any Insolvency or Liquidation Proceeding commenced by or against any Grantor, the Junior Trustee, the Junior Collateral Agent or any Junior Creditor may file a claim or statement of interest with respect to the Junior Claims, (B) to the extent it would not prevent, restrict or otherwise limit any rights granted or created hereunder or under any Senior Collateral Documents in favor of the Senior Trustee, the Senior Collateral Agent or any other Senior Creditor in respect of the Common Collateral, the Junior Trustee, the Junior Collateral Agent or any Junior Creditor may take any action not adverse to the Liens on the Common Collateral securing the Senior Claims in order to preserve, perfect or protect its rights in the Common Collateral, (C) to the extent it would not prevent, restrict or otherwise limit any rights granted or created hereunder or under any Senior Collateral Documents in favor of the Senior Trustee, the Senior Collateral Agent, the Mortgage Tax Collateral Agent or any other Senior Creditor in respect of the Common Collateral, the Junior Trustee, the Junior Collateral Agent or any Junior Creditor shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings made by any person objecting to or otherwise seeking the disallowance of the Junior Claims, including without limitation any claims secured by the Common Collateral, if any, in each case in accordance with the terms of this Agreement, or (D) the Junior Trustee, the Junior Collateral Agent or any Junior Creditor shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either Bankruptcy Law or applicable non-bankruptcy law, in each case in accordance with the terms of this Agreement.  In exercising rights and remedies with respect to the Common Collateral, the Senior Trustee, the Senior Collateral Agent and the Senior Creditors may enforce the provisions of the Senior Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to cause the Grantors to deliver a transfer document in lieu of foreclosure to the Senior Creditors or any nominee of the Senior Creditors, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a mortgagee in any applicable jurisdiction and a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.  Upon the Discharge of Senior Claims, the Junior Trustee, the Junior Collateral Agent and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Creditors, will not be required to release their claims on any Common Collateral that has not been sold or otherwise disposed of in connection with the Discharge of Senior Claims.

(b)  The Junior Trustee, the Junior Collateral Agent and the Mortgage Tax Collateral Agent (with respect to the Mortgage Tax Collateral Agent solely to the extent of any interest of the Junior Creditors in the Common Collateral) on behalf of themselves and the Junior Creditors, agree that solely as to the Common Collateral, they and each of them will not, in connection with the exercise of any right or remedy with respect to the Common Collateral, receive any Common Collateral or Proceeds of any Common Collateral in respect of Junior Claims, or, upon or in any Insolvency or Liquidation Proceeding (except under any plan of reorganization approved by the Senior Creditors or as provided in section 6.6) with respect to any Grantor as debtor, take or receive any Common Collateral or any Proceeds of Common Collateral in respect of Junior Claims, unless and until the Discharge of Senior Claims has occurred.  Without limiting the generality of the foregoing, unless and until the Discharge of Senior Claims has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a) or Section 6.3, the sole right of the Junior Trustee, the Junior Collateral Agent and the Junior Creditors with respect to the Common Collateral is to hold a Lien on the Common Collateral in respect of Junior Claims pursuant to the Junior Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Senior Claims has occurred.  In addition to the foregoing, the Junior Creditors hereby acknowledge that the Junior Indenture and the Junior Documents permit the Company and the other Grantors to repay, in certain circumstances, Senior Claims with Proceeds from the disposition of the Common Collateral prior to application to repay the Junior Claims, and agree that to the extent the Senior Documents require repayment of the Senior Claims with Proceeds from such dispositions, the Company shall pay such proceeds to the Senior Creditors as so required and each of the Junior Trustee, the Junior Collateral Agent and the Junior Creditors will not take or receive such Proceeds until after so applied.

(c)   Subject to the proviso in clause (ii) of Section 3.1(a), the Junior Trustee and the Junior Collateral Agent, for themselves and on behalf of the Junior Creditors, agree that the Junior Trustee, the Junior Collateral Agent and the Junior Creditors will not take any action that would hinder any exercise of remedies undertaken by the Senior Trustee, the Senior Collateral Agent, the Mortgage Tax Collateral Agent or the Senior Creditors with respect to the Common Collateral under the Senior Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise and shall release any and all claims in respect of such Common Collateral (except for the right to receive the balance of Proceeds and to be secured by the Common Collateral after Discharge of Senior Claims as described in Section 4.1 and 5.1) so that it may be sold free and clear of the Liens of the Junior Creditors, the Junior Collateral Agent and of the Junior Trustee, on behalf of the Junior

Creditors, and the Junior Trustee and the Junior Collateral Agent, for themselves and on behalf of any such Junior Creditors, shall, within ten (10) Business Days of written request by the Senior Collateral Agent, the Senior Trustee or the Mortgage Tax Collateral Agent, execute and deliver to the Senior Collateral Agent such termination statements, releases and other documents as the Senior Collateral Agent, the Senior Trustee or the Mortgage Tax Collateral Agent may request to effectively confirm such release and the Junior Trustee and the Junior Collateral Agent, for themselves and on behalf of the Junior Creditors, hereby irrevocably constitute and appoint the Senior Trustee or the Senior Collateral Agent and any officer or agent of the Senior Trustee or the Senior Collateral Agent, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Junior Trustee, the Junior Collateral Agent or such Junior Creditor or in the Senior Trustee’s or the Senior Collateral Agent’s own name, from time to time in the Senior Trustee’s or the Senior Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 3.1(c), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary to accomplish the purposes of this Section 3.1(c), including any termination statements, endorsements or other instruments of transfer or release.  In exercising rights and remedies with respect to the Common Collateral, the Senior Trustee, the Senior Collateral Agent, the Mortgage Tax Collateral Agent and the Senior Creditor may enforce the provisions of the Senior Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to cause the Grantors to deliver a transfer document in lieu of foreclosure to the Senior Creditors or any nominee of the Senior Creditors, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a mortgagee in any applicable jurisdiction and a secured creditor under the Uniform Commercial Code or other laws of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.  The Junior Trustee and the Junior Collateral Agent for themselves and on behalf of the Junior Creditors, hereby waive any and all rights they or the Junior Creditors may have as a junior lien creditor or otherwise to object to the manner in which the Senior Trustee, the Senior Collateral Agent, the Mortgage Tax Collateral Agent or the Senior Creditors seek to enforce or collect the Senior Claims or the Liens granted in any of the Common Collateral in respect of Senior Claims, regardless of whether any action or failure to act by or on behalf of the Senior Trustee, the Senior Collateral Agent, the Mortgage Tax Collateral Agent or Senior Creditors is adverse to the interest of the Junior Creditors.  The Junior Trustee and the Junior Collateral Agent, for themselves and on behalf of the Junior Creditors, waive the right to commence any legal action or assert in any legal action or in any Insolvency or Liquidation Proceeding any claim against the Mortgage Tax Collateral Agent and/or Senior Creditors seeking damages from the Mortgage Tax Collateral Agent or the Senior Creditors or other relief, by way of specific performance, injunction or otherwise, with respect to any action taken or omitted by the Mortgage Tax Collateral Agent or the Senior Creditors as permitted by this Agreement.

(d)   The Junior Trustee and the Junior Collateral Agent hereby acknowledge and agree that no covenant, agreement or restriction contained in any Junior Document shall be deemed to restrict in any way the rights and remedies of the Senior Trustee, the Senior Collateral Agent, the Mortgage Tax Collateral Agent or the Senior Creditors with respect to the Common Collateral as set forth in this Agreement and the Senior Documents, to the extent consistent with this Agreement.

3.2                               Cooperation.  Subject to the proviso in clause (ii) of Section 3.1(a), the Junior Trustee and the Junior Collateral Agent, on behalf of themselves and the Junior Creditors, agree that, unless and until the Discharge of Senior Claims has occurred, they will not commence, or join with any Person (other than the Senior Trustee, the Senior Creditors, the Mortgage Tax Collateral Agent and the Senior Collateral Agent upon the written request thereof) in commencing any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral under any of the Junior Documents or otherwise in respect of the Junior Claims.

Section 4.                                          Payments.

4.1                               Application of Proceeds.  So long as the Discharge of Senior Claims has not occurred, any Proceeds of any Common Collateral paid or payable to the Senior Trustee or the Senior Collateral Agent as provided in section 3.1(b) or pursuant to the enforcement of any Security Document or the exercise of any right or remedy with respect to the Common Collateral under the Senior Documents, together with all other Proceeds received by any Person (including all funds received in respect of post-petition interest or fees and expenses) as a result of any such enforcement or the exercise of any such remedial provision or as a result of any distribution of or in respect of any Common Collateral (or the Proceeds thereof whether or not expressly characterized as such) upon or in any Insolvency or Liquidation Proceeding (except under any plan of reorganization approved by the Senior Creditors or as provided in section 6.6) with respect to any Grantor as debtor, shall be applied by the Senior Trustee or the Senior Collateral Agent to the Senior Claims in such order as specified in the relevant Senior Document (including any intercreditor agreement among the Senior Creditors).  Upon the Discharge of Senior Claims, the Senior Trustee and/or the Senior Collateral Agent shall deliver to the Junior Trustee any Proceeds of Common Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the Junior Trustee to the Junior Noteholder Claims in such order as specified in the Junior Documents.

4.2                               Payments Over.  So long as the Discharge of Senior Claims has not occurred, any Common Collateral or Proceeds thereof received by the Junior Trustee, the Junior Collateral Agent or any Junior Creditor in connection with the exercise of any right or remedy (including set-off) relating to the Common Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Senior Collateral Agent for the benefit of the Senior Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  If any Lien on Common Collateral for First-Lien Indebtedness is void or voidable and the Lien on the same Common Collateral of the Junior Trustee, the Junior Collateral Agent or any Junior Creditor is not void or voidable, the Proceeds of such Lien received by the Junior Trustee, the Junior Collateral Agent or any Junior Creditor shall be segregated and held in trust and forthwith paid over to the Senior Collateral Agent for the benefit of the Senior Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  The Senior Collateral Agent is hereby authorized to make any such endorsements as agent for the Junior Trustee, the Junior Collateral Agent or any such Junior Creditor.  This authorization is coupled with an interest and is irrevocable.

Section 5.                                          Other Agreements.

5.1                               Reserved.

5.2                               Insurance.  Unless and until the Discharge of Senior Claims has occurred, the Senior Trustee, the Senior Collateral Agent and the Senior Creditors shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Documents, to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral.  Unless and until the Discharge of Senior Claims has occurred, all proceeds of any such policy and any such award if in respect of the Common Collateral shall be paid to the Senior Trustee, the Senior Collateral Agent or the Mortgage Tax Collateral Agent for the benefit of the Senior Creditors to the extent required under the Senior Documents in respect of the Senior Claims and thereafter to the Junior Trustee for the benefit of the Junior Creditors to the extent required under the applicable Junior Documents and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct.  Subject to Section 5.4, if the Junior Trustee, the Junior Collateral Agent or any Junior Creditor shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Senior Trustee in accordance with the terms of Section 4.2.

5.3                               Designation of Subordination; Amendments to Junior Collateral Documents.

(a)                                      The Junior Trustee and the Junior Collateral Agent agree that each Junior Collateral Document shall include the following language (or language to similar effect approved by the Senior Trustee):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Junior Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Junior Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of October 2, 2012 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among K. Hovnanian Enterprises, Inc.,  Hovnanian Enterprises, Inc.,  and certain subsidiaries of Hovnanian Enterprises, Inc., party thereto, Wilmington Trust, National Association, as Senior Trustee and Senior Collateral Agent, Wilmington Trust, National Association, as Mortgage Tax Collateral Agent and Wilmington Trust, National Association, as Junior Trustee and Junior Collateral Agent.  In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.”

(b)                                      Unless and until the Discharge of Senior Claims has occurred, without the prior written consent of the Senior Trustee, no Junior Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Junior Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement.

5.4                               Rights As Unsecured Creditors.  Notwithstanding anything to the contrary in this Agreement, the Junior Trustee, the Junior Collateral Agent and the Junior Creditors may exercise rights and remedies as an unsecured creditors against the Company, Hovnanian or any Subsidiary that has guaranteed the Junior Claims in accordance with the terms of the Junior Documents and applicable law.  Nothing in this Agreement shall prohibit the receipt by the Junior Trustee, the Junior Collateral Agent or any Junior Creditors of the required payments of interest and principal so long as such receipt is not (i) the direct or indirect result of the exercise by the Junior Trustee, the Junior Collateral Agent, the Mortgage Tax Collateral Agent or any Junior Creditor of rights or remedies as a secured creditor in respect of Common Collateral or (ii) in violation of Section 3.1, 4.1, 5.2 or 6.3.   In the event that the Junior Trustee, the Junior Collateral Agent or any Junior Creditor becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Junior Claims, such judgment lien shall be subordinated to the Liens securing Senior Claims on the same basis as the other Liens securing the Junior Claims are so subordinated to such Liens securing Senior Claims under this Agreement.  Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Senior Trustee, the Senior Collateral Agent or the Senior Creditors may have with respect to the Common Collateral.

5.5                               Bailee for Perfection.

(a)                                      The Senior Collateral Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee for the Junior Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Junior Security Agreement and/or the Junior Pledge Agreement, subject to the terms and conditions of this Section 5.5.

(b)                                      The Senior Collateral Agent agrees to hold the Deposit Account Collateral that is part of the Common Collateral and controlled by the Senior Collateral Agent for the Junior Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the Junior Security Agreement, subject to the terms and conditions of this Section 5.5.  Upon Discharge of Senior Claims, the Senior Collateral Agent shall continue to hold such Deposit Account Collateral pursuant to this clause (b) until the earlier of the date (i) the Junior Collateral Agent has obtained control thereof for the purpose of perfecting its security interest and (ii) which is 30 days after the Discharge of Senior Claims.

(c)                                       Except as otherwise specifically provided herein (including, without limitation, Sections 3.1 and 4.1), until the Discharge of Senior Claims has occurred, the Senior Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Senior Documents as if the Liens under the Junior Collateral Documents did not exist.  The rights of the Junior Trustee, the Junior Collateral Agent and the Junior Creditors with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(d)                                      The Senior Collateral Agent shall have no obligation whatsoever to the Junior Trustee, the Junior Collateral Agent or any Junior Creditor to assure that the Pledged Collateral is genuine or owned by any of the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.5.  The duties or responsibilities of the Senior Collateral Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee for the Junior Collateral Agent for purposes of perfecting the Lien held by the Junior Collateral Agent.

(e)                                       The Senior Collateral Agent shall not have by reason of the Junior Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the Junior Trustee, the Junior Collateral Agent or any Junior Creditor and the Junior Trustee, the Junior Collateral Agent and the Junior Creditors hereby waive and release the Senior Collateral Agent from all claims and liabilities arising pursuant to the Senior Collateral Agent’s role under this Section 5.5, as agent and bailee with respect to the Common Collateral.

(f)                                        Upon Discharge of Senior Claims, the Senior Collateral Agent shall deliver to the Junior Collateral Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) together with any necessary endorsements (or otherwise allow the Junior Collateral Agent to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct.  The Company shall take such further action as is required to effectuate the transfer contemplated hereunder.  The Senior Collateral Agent has no obligation to follow instructions from the Junior Collateral Agent in contravention of this Agreement.  Without limiting the foregoing, upon Discharge of Senior Claims, the Senior Trustee will use commercially reasonable efforts to promptly deliver an appropriate termination or other notice confirming such Discharge of Senior Claims to the applicable depositary bank, issuer of uncertificated securities or securities intermediary, if any, with respect to the Deposit Account Collateral, money market mutual fund or similar collateral, or securities account collateral.

(g)                                       Neither the Senior Trustee, the Senior Collateral Agent nor the Senior Creditors shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to the Senior Collateral Agent or the Senior Creditors under the Senior Agreement or the Senior Collateral Documents or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security shall be cumulative and in addition to all other rights, however existing or arising.

5.6                               Additional Collateral.  If any Lien is granted by any Grantor in favor of the Senior Creditors or the Junior Creditors on any additional collateral (other than Common Collateral identified as Mortgage Tax Collateral which shall be subject to the Liens of the Mortgage Tax Collateral Agent), such additional collateral shall also be subject to a Lien in favor of the Senior Creditors and the Junior Noteholders in the relative lien priority scheme set forth in Section 2.1.

5.7                               Collateral Agents;  Collateral Documents.

(a)  The Mortgage Tax Collateral Agent shall act as collateral agent for the Senior Creditors and the Junior Creditors with respect to the Liens granted on Mortgaged Collateral located in the Mortgage Tax States (the “Mortgage Tax Collateral”).

(b)  With respect to any and all Senior Noteholder Collateral other than the Mortgage Tax Collateral, the Senior Collateral Agent shall act as collateral agent on behalf of the Senior Creditors.  The Senior Collateral Agent shall separately document its Lien(s) on any and all Senior Collateral other than the Mortgage Tax Collateral.  With respect to any and all Junior Noteholder Collateral other than the Mortgage Tax Collateral, the Junior Collateral Agent shall act as collateral agent on behalf of the Junior Creditors.  The Junior Collateral Agent shall separately document its Lien(s) on any and all Junior Collateral other than the Mortgage Tax Collateral.

(c)  Determination of Status of Mortgage Tax Collateral; Reliance by Mortgage Tax Collateral Agent.  The determination of whether Liens to be granted on Mortgaged Collateral would constitute Mortgage Tax Collateral under the Senior Indenture shall be made by the Company in the reasonable exercise of its discretion, and the Company shall so notify the Mortgage Tax Collateral Agent in a written certificate of such determination with a copy of such certificate to be contemporaneously provided to the Senior Trustee and the Junior Trustee.  The Mortgage Tax Collateral Agent shall not be responsible for determining the status of any Mortgaged Collateral as Mortgage Tax Collateral and shall be entitled to rely on such certificate(s) of the Company identifying that any Mortgaged Collateral constitutes Mortgage Tax Collateral and shall be under no obligation to treat any Mortgaged Collateral not so identified as Mortgage Tax Collateral.  Upon receipt of such certificate(s) from the Company identifying any Mortgaged Collateral as Mortgage Tax Collateral, the Mortgage Tax Collateral Agent shall be entitled to treat such Mortgaged Collateral as Mortgage Tax Collateral for all purposes under this Agreement. Any designation by the Company that any Mortgaged Collateral is Mortgage Tax Collateral shall be irrevocable.  Any such certificates shall be full warrant to the Mortgage Tax Collateral Agent for any action taken, suffered or omitted in reliance thereof.  The parties hereto agree that all Mortgaged Collateral located in Florida, Maryland, Washington, D.C., Minnesota, Virginia, New York and Georgia shall constitute Mortgage Tax Collateral without further action by the Company.

5.8                               Application of the Proceeds of the Mortgage Tax Collateral.

(a)                                      Reserved.

(b) Proceeds of the Mortgage Tax Collateral shall be applied as set forth in Section 4.1 so long as the Discharge of Senior Claims has not occurred.  Unless and until the Discharge of Senior Claims has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a) and Section 6.3, the sole right of the Junior Creditors with respect to the Mortgage Tax Collateral is to hold a shared Lien on the Mortgage Tax Collateral in respect of Junior Claims pursuant to the Junior Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of the Senior Claims has occurred.

(c)  Except as otherwise specifically provided in Sections 3.1 and 4.1, until the Discharge of Senior Claims has occurred, the Mortgage Tax Collateral Agent shall be entitled to deal with the Mortgage Tax Collateral in accordance with the terms of the Senior Documents as if the Liens under the Junior Collateral Documents did not exist.  The rights of the

Junior Trustee, the Junior Collateral Agent and the Junior Creditors with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(d) Until the Discharge of Senior Claims has occurred, the Mortgage Tax Collateral Agent shall have no obligation whatsoever to the Junior Trustee, the Junior Collateral Agent or any Junior Creditor to assure that the Mortgage Tax Collateral is genuine or owned by any of the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.8.

(e)  Neither the Mortgage Tax Collateral Agent, the Senior Trustee, the Senior Collateral Agent nor the Senior Creditors shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to the Senior Trustee, the Senior Collateral Agent or the Senior Creditors under the Senior Agreement or the Senior Documents or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security shall be cumulative and in addition to all other rights, however existing or arising.

5.9                               No Fiduciary Duty.  The Junior Trustee and the Junior Collateral Agent agree, on behalf of themselves and the Junior Creditors, that the Senior Creditors, Mortgage Tax Collateral Agent, the Senior Trustee and the Senior Collateral Agent shall not have by reason of the Junior Collateral Documents or this Agreement or any other document, a fiduciary relationship in respect of the Junior Trustee, the Junior Collateral Agent or any Junior Creditor.  The Senior Trustee and the Senior Collateral Agent agree, on behalf of themselves and the Senior Creditors, that the Junior Creditors, Mortgage Tax Collateral Agent, the Junior Trustee and the Junior Collateral Agent shall not have by reason of the Senior Collateral Documents or this Agreement or any other document, a fiduciary relationship in respect of the Senior Trustee, the Senior Collateral Agent or any Senior Creditor.

Section 6.                                          Insolvency or Liquidation Proceedings.

6.1                               Financing and Sale Issues.

(a) If the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Senior Trustee shall desire to permit the use of cash collateral or to permit the Company or any other Grantor to obtain financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law (“DIP Financing”), then the Junior Trustee, the Junior Collateral Agent and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Creditors agree that (i) if the Senior Creditors consent to such use of cash collateral, the Junior Trustee, the Junior Collateral Agent and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Creditors, shall be deemed to have consented to such use of cash collateral so long as the Junior Creditors receive (if requested) adequate protection in the manner permitted in Section 6.3 and (ii) if the Senior Creditors consent to DIP Financing that provides for priming of or pari passu treatment with the Senior Liens, the Junior Trustee, the Junior Collateral Agent and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Creditors, will not raise any objection to and shall be deemed to have consented to such DIP Financing, and to the extent the Liens securing the Senior Claims under the Senior Collateral Documents are subordinated or pari passu with such DIP Financing, they will subordinate their Liens in the Common Collateral to such DIP Financing (and all Obligations relating thereto) and the Senior Claims on the same basis as the other Liens securing the Junior Claims are subordinated to Liens securing Senior Claims under this Agreement.

(b)  The Junior Trustee, the Junior Collateral Agent and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Creditors, agree that they will not raise any objection to or oppose a sale of or other disposition of any Common Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code if the Senior Creditors have consented to such sale or disposition of such assets so long as the interests of the Junior Trustee, the Junior Collateral Agent and the Junior Creditors in the Common Collateral attach to the Proceeds in the relative priority scheme set forth in Section 2.1 and subject to the terms of this Agreement.

6.2                               Relief from the Automatic Stay.  Until the Discharge of Senior Claims has occurred, the Junior Trustee, the Junior Collateral Agent and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Creditors, agree that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral, without the prior written consent of the Senior Trustee.

6.3                               Adequate Protection.  The Junior Trustee, the Junior Collateral Agent and the Mortgage Tax Collateral Agent, on behalf of themselves and the Junior Creditors, agree that none of them shall contest (or support any other Person contesting) (a) any request by the Senior Trustee, the Senior Collateral Agent or the Senior Creditors for adequate protection or (b) any objection by the Senior Trustee, the Senior Collateral Agent or the Senior Creditors to any motion, relief, action or proceeding based on Senior Trustee’s, the Senior Collateral Agent’s or the Senior Creditors’ claiming a lack of adequate protection. Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (i) the Junior Trustee on behalf of itself and the Junior Creditors, may seek or request adequate protection in the form of a replacement Lien on additional collateral, provided that the Senior Creditors are granted a Lien on such additional collateral before or at the same time the Junior Creditors are granted a Lien on such collateral and that such Lien shall be subordinated to the Senior Liens and any DIP Financing permitted under Section 6.1 (and all Obligations relating thereto) on the same basis as the other Liens securing the Junior Claims are so subordinated to the Liens securing the First-Lien Indebtedness under this Agreement and (ii) in the event that the Junior Trustee, on behalf of itself or any Junior Creditor, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral securing the Junior Claims, such Liens shall be subordinated to the Liens on such collateral securing the First-Lien Indebtedness and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Senior Creditors as adequate protection on the same basis as the other Liens securing the Junior Claims are so subordinated to such Liens securing the Senior Claims under this Agreement and such additional collateral shall be included in and be part of the Common Collateral.  Except as provided in this Section, the Junior Trustee and the Junior Collateral Agent, on behalf of themselves and the Junior Creditors, further agree that they will not seek or accept any payments of adequate protection or any payments under Bankruptcy Code Section 362(d)(3)(B).

6.4                               No Waiver; Voting Restrictions. Nothing contained herein shall prohibit or in any way limit the Senior Trustee, the Senior Collateral Agent or any other Senior Creditor from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Junior Trustee, the Junior Collateral Agent or any of the Junior Creditors, including the seeking by the Junior Trustee, the Junior Collateral Agent or any Junior Creditor of adequate protection or the asserting by the Junior Trustee, the Junior Collateral Agent or any Junior Creditor of any of its rights and remedies under the Junior Documents or otherwise.  In any Insolvency or Liquidation Proceeding, neither the Junior Trustee, the Junior Collateral Agent nor any Junior Creditor shall vote any Junior Claim in favor of any plan of reorganization (of any Grantor) unless (i) such plan provides for payment in full in cash of the First-Lien Indebtedness, (ii) such plan provides for the treatment of the Senior Claims in a manner that preserves the relative lien priority of the Senior Claims over the Junior Claims to at least the same extent as set forth in this Agreement or (iii) such plan is approved by the Senior Creditors.

6.5          Preference Issues; Recovery.  If any Senior Creditor is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount, whether received as proceeds of security, enforcement of any right of set-off or otherwise (a “Recovery”), then the Senior Claims shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Creditors shall be entitled to a Discharge of Senior Claims with respect to all such recovered amounts.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

6.6          Reorganization Securities.  If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of Senior Claims and on account of Junior Claims, then, to the extent the debt obligations distributed on account of the Senior Claims and on account of the Junior Claims are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

6.7          Application.  This Agreement shall be applicable and the terms hereof shall survive and shall continue in full force and effect prior to or after the commencement of any Insolvency or Liquidation Proceeding.  All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor in possession.  The relative rights as to the Common Collateral and Proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

6.8          Expense Claims.    None of the Junior Collateral Agent, the Junior Trustee or any Junior Creditor will assert or enforce, at any time prior to the Discharge of Senior Claims, any claim under §506(c) of the Bankruptcy Law senior to or on a parity with the Liens in favor of the Senior Trustee, the Senior Collateral Agent, the Mortgage Tax Collateral Agent and the Senior Creditors for costs or expenses of preserving or disposing of any Common Collateral.

6.9          Post-Petition Claims.  (a) None of the Junior Collateral Agent, the Junior Trustee or any Junior Creditor shall oppose or seek to challenge any claim by the Senior Trustee, the Senior Collateral Agent or any  Senior Creditor for allowance in any Insolvency or Liquidation Proceeding of Senior Claims consisting of post-petition interest, fees, including legal fees, expenses or indemnities to the extent of the value of the Lien in favor of the Senior Trustee, the Senior Collateral Agent and the Senior Creditors, without regard to the existence of the Lien of the Junior Trustee or the Junior Collateral Agent, on behalf of the Junior Creditors, on the Common Collateral.

(b)             None of the Senior Trustee, the Senior Collateral Agent or any other Senior Creditor shall oppose or seek to challenge any claim by the Junior Trustee or any Junior Creditor for allowance in any Insolvency or Liquidation Proceeding of Junior Claims consisting of post-petition interest, fees, including legal fees, expenses or indemnities to the extent of the value of the Lien of the Junior Trustee on behalf of the Junior Creditors on the Common Collateral (after taking into account the Liens in favor of the Senior Trustee, the Senior Collateral Agent and the Senior Creditors).

Section 7.              Reliance; Waivers; etc.

7.1          Reliance.  The consent by the Senior Creditors to the execution and delivery of the Junior Noteholder Documents to which the Senior Creditors have consented and all loans and other extensions of credit (including the purchase of securities) made or deemed made on and after the date hereof by the Senior Creditors to Hovnanian, the Company or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement.  The Junior Trustee and the Junior Collateral Agent, solely on behalf of the Junior Noteholders, acknowledge, to the best of their knowledge, that the Junior Noteholders have, independently and without reliance on the Senior Trustee, the Senior Collateral Agent or any Senior Creditor, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Junior Indenture, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the Junior Indenture or this Agreement.

7.2          No Warranties or Liability.  The Junior Trustee and the Junior Collateral Agent, on behalf of themselves and the Junior Creditors, acknowledge and agree that each of the Senior Trustee, the Senior Collateral Agent, the Senior Noteholders and the Mortgage Tax Collateral Agent have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Senior Noteholder Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon.  The Senior Creditors will be entitled to manage and supervise their respective loans, securities and extensions of credit under the Senior Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Creditors (including the Senior Noteholders) may manage their loans, securities and extensions of credit without regard to any rights or interests that the Junior Trustee or any of the Junior Creditors have in the Common Collateral or otherwise, except as otherwise provided in this Agreement.  None of the Senior Trustee, the Senior Collateral Agent, the Mortgage Tax Collateral Agent nor any Senior Trustee shall have any duty to the Junior Trustee, the Junior Collateral Agent or any of the Junior Creditors to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Junior Documents), regardless of any knowledge thereof that they may have or be charged with.  Except as expressly set forth in this Agreement, the Senior Trustee, the Senior Collateral Agent, the Mortgage Tax Collateral Agent, the Senior Creditors, the Junior Trustee, the Junior Collateral Agent and the Junior Creditors have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the Junior Claims, the Senior Claims or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Company’s, the Guarantors’ (as defined in the Senior Indenture) or any Subsidiary’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Agreement.

7.3          Obligations Unconditional.  All rights, interests, agreements and obligations of the Senior Trustee, the Senior Collateral Agent, the Mortgage Tax Collateral Agent, and the Senior Creditors, and the Junior Trustee, the Junior Collateral Agent and the Junior Creditors, respectively, hereunder shall remain in full force and effect irrespective of:

(a)             any lack of validity or enforceability of any Senior Documents or any Junior Documents;

(b)             any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Claims or Junior Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Agreement or any other Senior Document or of the terms of the Junior Indenture or any other Junior Document;

(c)             any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Claims or Junior Noteholder Claims or any guarantee thereof;

(d)             the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e)             any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the Senior Claims, or of the Junior Trustee, the Junior Collateral Agent or any Junior Creditor in respect of this Agreement.

Section 8.              Miscellaneous.

8.1          Continuing Nature of this Agreement; Severability.  This Agreement shall continue to be effective until the Discharge of Senior Claims shall have occurred.  This is a continuing agreement of lien subordination and the Senior Creditors may continue, at any time and without notice to the Junior Trustee, the Junior Collateral Agent or any Junior Creditor, to extend credit and other financial accommodations and lend monies to or for the benefit of, or to hold the securities of, the Company or any other Grantor  constituting Senior Claims in reliance hereon. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.2          Amendments; Waivers.  (a)  No amendment, modification or waiver of any of the provisions of this Agreement by the Junior Trustee, the Junior Collateral Agent, the Senior Trustee, the Senior Collateral Agent or the Mortgage Tax Collateral Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.  The Company and other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are affected.

(b)           Notwithstanding anything in this Section 8.2 to the contrary, this Agreement may be amended, supplemented or otherwise modified from time to time at the request of the Company, at the Company’s expense, and without the consent of the Senior Trustee, the Senior Collateral Agent, any Senior Creditor, the Junior Trustee, the Junior Collateral Agent, any Junior Creditor or the Mortgage Tax Collateral Agent to (i) add other parties holding Future Second-Lien Indebtedness (or any agent or trustee therefor) and Future First-Lien Indebtedness (or any agent or trustee therefor) in each case to the extent such Indebtedness is not prohibited by any Senior Document or any Junior Document, (ii) in the case of Future Second-Lien Indebtedness, (A) establish that the Lien on the Common Collateral securing such Future Second-Lien Indebtedness shall be junior and subordinate in all respects to the Liens on the Common Collateral securing any Senior Claims and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any Junior Claims and (B) provide to the holders of such Future Second-Lien Indebtedness (or any agent or trustee therefor) the comparable rights and benefits as are provided to the holders of Junior Claims under this Agreement and (iii) in the case of Future First-Lien Indebtedness, (A) establish that the Lien on the Common Collateral securing such Future First-Lien Indebtedness shall be superior in all respects to all Liens on the Common Collateral securing any Junior Claims and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any Senior Claims (it being understood that this clause (A) shall not prohibit the entry by the Senior Trustee and the Senior Collateral Agent into a separate intercreditor agreement with the agent or trustee in respect of a Credit Facility (as defined in the Senior Indenture) that provides that the Liens on the Common Collateral securing such Credit Facility are superior in all respects to the Liens on the Common Collateral securing the Senior Noteholder Claims (a “First-Lien Intercreditor Agreement”)), (B) provide to the holders of such Future First-Lien Indebtedness (or any agent or trustee thereof) the comparable rights and benefits as are provided to the holders of Senior Claims under this Agreement, in each case so long as such modifications do not expressly violate the provisions of the Senior Documents or the Junior Documents and (C) provide, in connection with the entry into a First-Lien Intercreditor Agreement, that the agent or trustee for the applicable Credit Facility will act as representative of all Senior Creditors under this Agreement by succeeding to the role of Senior

Trustee and Senior Collateral Agent (and, if requested by such agent or trustee, as Mortgage Tax Collateral Agent) hereunder (other than with respect to matters that relate solely to the Senior Noteholder Documents).  Any such additional party, the Senior Trustee, the Senior Collateral Agent, the Junior Trustee, the Junior Collateral Agent and the Mortgage Tax Collateral Agent shall be entitled to conclusively rely solely on an Officers’ Certificate (as defined in the Senior Indenture and the Junior Indenture) delivered to the Senior Trustee, the Senior Collateral Agent, the Junior Trustee, the Junior Collateral Agent and the Mortgage Tax Collateral Agent that such amendment, supplement or other modification is authorized or permitted by, and complies with the provisions of, this Agreement, the Security Documents, the Senior Indenture and the Junior Indenture.

8.3          Information Concerning Financial Condition of the Company and the Subsidiaries.  (a) The Senior Trustee, the Senior Collateral Agent and the Senior Creditors, on the one hand, and the Junior Trustee, the Junior Collateral Agent and the Junior Creditors, on the other hand, shall each be responsible for keeping themselves informed of (i) the financial condition of Hovnanian, the Company and the Subsidiaries and all endorsers and/or guarantors of the Junior Claims or the Senior Claims and (ii) all other circumstances bearing upon the risk of nonpayment of the Junior Claims or the Senior Claims.

(b)           The  Senior Trustee, the Senior Collateral Agent and the Senior Noteholders shall have no duty to advise the Junior Trustee, the Junior Collateral Agent or any Junior Creditors of information known to it or them regarding such condition or any such circumstances or otherwise.  In the event that the Senior Trustee, the Senior Collateral Agent or any of the Senior Creditors, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Junior Trustee, the Junior Collateral Agent or any Junior Creditor, it or they shall be under no obligation (w) to make, and the Senior Trustee, the Senior Collateral Agent and the Senior Creditors shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

(c)           The  Junior Trustee, the Junior Collateral Agent and the Junior Noteholders shall have no duty to advise the Senior Trustee, the Senior Collateral Agent or any Senior Creditors of information known to it or them regarding such condition or any such circumstances or otherwise.  In the event that the Junior Trustee, the Junior Collateral Agent or any of the Junior Creditors, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Senior Trustee, the Senior Collateral Agent or any Senior Creditor, it or they shall be under no obligation (w) to make, and the Junior Trustee, the Junior Collateral Agent and the Junior Creditors shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.4          Subrogation.  The Junior Trustee and the Junior Collateral Agent, on behalf of themselves and the Junior Creditors, hereby agree not to assert or enforce any rights of subrogation they may acquire as a result of any payment hereunder until the Discharge of Senior Claims has occurred.

8.5          Application of Payments.  Except as otherwise provided herein, all payments received by the Senior Creditors may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Claims as the Senior Creditors, in their sole discretion, deem appropriate, consistent with the terms of the Senior Documents.  Except as otherwise provided herein, the Junior Trustee and the Junior Collateral Agent, on behalf of themselves and the Junior Creditors, assents to any such extension or postponement of the time of payment of the Senior Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

8.6          Consent to Jurisdiction; Waivers.  The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.7 for such party.  Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid.  The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court.  Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof.

8.7          Notices.  All notices to the Junior Noteholders and the Senior Noteholders permitted or required under this Agreement may be sent to the Junior Trustee and the Senior Trustee, respectively.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by electronic mail, courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.8          Further Assurances.  Each of the Junior Trustee and the Junior Collateral Agent, on behalf of itself and the Junior Creditors, and the Senior Trustee, the Mortgage Tax Collateral Agent and the Senior Collateral Agent, on behalf of itself and the Senior Creditors, agrees that each of them, at the expense of the Company, shall take such further action and shall execute and deliver to the Senior Trustee, the Mortgage Tax Collateral Agent  and the Senior Collateral Agent and the Senior Creditors such additional documents and instruments (in recordable form, if requested) as the Senior Trustee, the Senior Collateral Agent or the Senior Creditors may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

8.9          Company Notice of the Discharge of Senior Claims.    The Company shall provide prompt written notice to the Junior Trustee of any Discharge of the Senior Claims.

8.10        Governing Law.  This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

8.11        Binding on Successors and Assigns.  This Agreement shall be binding upon the Senior Trustee, the Senior Collateral Agent, the Senior Creditors, the Mortgage Tax Collateral Agent, the Junior Trustee, the Junior Collateral Agent, the Junior Creditors,  Hovnanian, the Company, the Guarantors and their respective permitted successors and assigns.

8.12        Specific Performance.  The Senior Trustee or the Senior Collateral Agent, on behalf of themselves and the Senior Creditors, may demand specific performance of this Agreement.  The Junior Trustee and the Junior Collateral Agent, on behalf of themselves and the Junior Creditors, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the Senior Trustee or the Senior Collateral Agent.

8.13        Section Titles.  The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.14        Counterparts; Telecopy Signatures.  This Agreement may be signed in any number of counterparts each of which shall be an original, but all of which together shall constitute one and the same instrument; and, delivery of executed signature pages hereof by telecopy transmission, or other electronic transmission in .pdf or similar format, from one party to another shall constitute effective and binding execution and delivery of this Agreement by such party.

8.15        Authorization.  By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

8.16        No Third Party Beneficiaries; Successors and Assigns.  This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of Senior Claims and Junior Claims.  No other Person shall have or be entitled to assert rights or benefits hereunder.

8.17        Effectiveness.  This Agreement shall become effective when executed and delivered by the parties hereto.  This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding.  All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

8.18        Senior Trustee, Senior Collateral Agent, Junior Trustee and Junior Collateral Agent.  It is understood and agreed that (a) Wilmington Trust, National Association is entering into this Agreement as Senior Trustee and Senior Collateral Agent and the rights, benefits, protection, indemnifications and immunities afforded to the Senior Trustee and Senior Collateral Agent, respectively, in the Senior Indenture shall apply to the Senior Trustee and the Senior Collateral Agent, respectively, hereunder and (b) Wilmington Trust, National Association is entering into this Agreement as Junior Trustee and Junior Collateral Agent and the rights, benefits, protection, indemnifications and immunities afforded to the Junior Trustee and Junior Collateral Agent, respectively, in the Junior Indenture shall apply to the Junior Trustee and the Junior Collateral Agent, respectively, hereunder.

8.19        Designations.  For purposes of the provisions hereof, the Senior Indenture and the Junior Indenture requiring the Company to designate Indebtedness for the purposes of the term “First-Lien Indebtedness,” any such designation shall be sufficient if the relevant designation is set forth in writing, signed on behalf of the Company by an officer thereof and delivered to the Senior Trustee and the Junior Trustee.  For all purposes hereof and the Junior Indenture, the Company hereby designates the Indebtedness incurred pursuant to the Senior Noteholder Documents as First-Lien Indebtedness.

8.20        Relative Rights; Conflict.  Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the Senior Indenture or the Junior Indenture or any other Senior Noteholder Documents or Junior Noteholder Documents entered into in connection with the Senior Indenture or the Junior Indenture or permit the Company or any Subsidiary to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Senior Indenture or any other Senior Noteholder Documents entered into in connection with the Senior Indenture or the Junior Indenture or any other Junior Noteholder Documents entered into in connection with the Junior Indenture, (b) change the relative priorities of the Senior Claims or the Liens granted under the Senior Documents on the Common Collateral (or any other assets) as among the Senior Creditors, (c) otherwise change the relative rights of the Senior Creditors in respect of the Common Collateral as among such Senior Creditors or (d) obligate the Company or any Subsidiary to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Senior Indenture or any other Senior Document entered into in connection with the Senior Indenture or the Junior Indenture or any other Junior Document entered into in connection with the Junior Indenture.  As it relates to matters between the Junior Trustee, the Junior Collateral Agent, the Junior Creditors and the Mortgage Tax Collateral Agent (in its capacity as agent for the Junior Creditors), on the one hand, and the Senior Trustee, the Senior Collateral Agent, the Senior Creditors and the Mortgage Tax Collateral Agent (in its capacity as agent for the Senior Creditors), on the other hand, in any conflict between the provisions of this Agreement and the Senior Documents or the Junior Noteholder Documents, this Agreement shall govern.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Intercreditor Agreement to be duly executed and delivered as of the date first above written.

Senior Trustee

Notice Address:	WILMINGTON TRUST, NATIONAL ASSOCIATION in its capacity as Senior Trustee
Wilmington Trust, National Association

Rodney Square North	By:	/s/ Joseph B. Feil
1100 North Market Street		Name: Joseph B. Feil
Wilmington, DE 19890-1600		Title: Vice President
Attention: Corporate Client Services
Telecopy: 302-636-4149

Senior Collateral Agent

Notice Address:	WILMINGTON TRUST, NATIONAL ASSOCIATION
in its capacity as Senior Collateral Agent
Wilmington Trust, National Association

Rodney Square North	By:	/s/ Joseph B. Feil
1100 North Market Street		Name: Joseph B. Feil
Wilmington, DE 19890-1600		Title: Vice President
Attention: Corporate Client Services
Telecopy: 302-636-4149

Mortgage Tax Collateral Agent

Notice Address:	WILMINGTON TRUST, NATIONAL ASSOCIATION
in its capacity as Mortgage Tax Collateral Agent
Wilmington Trust, National Association

Rodney Square North	By:	/s/ Joseph B. Feil
1100 North Market Street		Name: Joseph B. Feil
Wilmington, DE 19890-1600		Title: Vice President
Attention: Corporate Client Services
Telecopy: 302-636-4149

Notice Address:	Junior Trustee

Wilmington Trust, National Association	WILMINGTON TRUST, NATIONAL ASSOCIATION
in its capacity as Junior Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-1600	By:	/s/ Joseph B. Feil
Attention: Corporate Client Services		Name: Joseph B. Feil
Telecopy: 302-636-4149		Title: Vice President

Junior Collateral Agent
Notice Address:
WILMINGTON TRUST, NATIONAL ASSOCIATION
Wilmington Trust, National Association	in its capacity as Junior Collateral Agent

Rodney Square North
1100 North Market Street	By:	/s/ Joseph B. Feil
Wilmington, DE 19890-1600		Name: Joseph B. Feil
Attention: Corporate Client Services		Title: Vice President
Telecopy: 302-636-4149

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

On behalf of each of the entities listed on Schedule A hereto

By:	/s/ J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

Address for Notices for K. Hovnanian Enterprises, Inc.:

c/o K. Hovnanian Enterprises, Inc.
767 Fifth Avenue
46th Floor
New York, NY 10153
Facsimile: (212) 421-1663

Address for Notices for each of the foregoing except K. Hovnanian Enterprises, Inc.:

c/o Hovnanian Enterprises, Inc.
110 West Front St., P. O. Box 500
Red Bank, NJ 07701
Attention: David G. Valiaveedan
Telephone: (732) 383-2759
Facsimile: (732) 747-6835

SCHEDULE A — LIST OF ENTITIES

ARBOR TRAILS, LLC

AUDDIE ENTERPRISES, L.L.C.

BUILDER SERVICES NJ, L.L.C.

BUILDER SERVICES PA, L.L.C.

DULLES COPPERMINE, L.L.C.

EASTERN NATIONAL TITLE AGENCY, LLC

EASTERN TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.

FOUNDERS TITLE AGENCY, INC.

GLENRISE GROVE, L.L.C.

GOVERNOR’S ABSTRACT CO., INC.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOV IP, II, INC.

K. HOV IP, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT 4S, LLC

K. HOVNANIAN AT ACQUA VISTA, LLC

K. HOVNANIAN AT ALISO, LLC

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT ANDALUSIA, LLC

K. HOVNANIAN AT ARBOR HEIGHTS, LLC

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BELLA LAGO, LLC

K. HOVNANIAN AT BENSALEM, LLC

K. HOVNANIAN AT BERKELEY, L.L.C.

K. HOVNANIAN AT BLUE HERON PINES, L.L.C.

K. HOVNANIAN AT BRANCHBURG, L.L.C.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.

K. HOVNANIAN AT CAMERON CHASE, INC.

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR GROVE V, L.L.C.

K. HOVNANIAN AT CHARTER WAY, LLC

K. HOVNANIAN AT CHESTER I, L.L.C.

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT CLIFTON, L.L.C.

K. HOVNANIAN AT COASTLINE, L.L.C.

K. HOVNANIAN AT CORTEZ HILL, LLC

K. HOVNANIAN AT CRANBURY, L.L.C.

K. HOVNANIAN AT DENVILLE, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT EAST BRANDYWINE, L.L.C.

K. HOVNANIAN AT EASTLAKE, LLC

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH, L.L.C.

K. HOVNANIAN AT ENCINITAS RANCH, LLC

K. HOVNANIAN AT EVERGREEN, L.L.C.

K. HOVNANIAN AT FIDDYMENT RANCH, LLC

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN AT FRANKLIN II, L.L.C.

K. HOVNANIAN AT FRANKLIN III, LLC

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.

K. HOVNANIAN AT FRESNO, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT GILROY, LLC

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT GUTTENBERG, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HAMBURG, L.L.C.

K. HOVNANIAN AT HAWTHORNE, L.L.C.

K. HOVNANIAN AT HERSHEY’S MILL, INC.

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.

K. HOVNANIAN AT HOWELL, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JAEGER RANCH, LLC

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.

K. HOVNANIAN AT KEYPORT, L.L.C.

K. HOVNANIAN AT LA COSTA GREENS, L.L.C.

K. HOVNANIAN AT LA COSTA, LLC

K. HOVNANIAN AT LA HABRA KNOLLS, LLC

K. HOVNANIAN AT LA LAGUNA, L.L.C.

K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN AT LAWRENCE V, L.L.C.

K. HOVNANIAN AT LEE SQUARE, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C

K. HOVNANIAN AT LONG HILL, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MALAN PARK, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANSFIELD I, L.L.C.

K. HOVNANIAN AT MANSFIELD II, L.L.C.

K. HOVNANIAN AT MANSFIELD III, L.L.C.

K. HOVNANIAN AT MANTECA, LLC

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARLBORO VII, L.L.C.

K. HOVNANIAN AT MELANIE MEADOWS, LLC

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MENIFEE, LLC

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLETOWN II, L.L.C.

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MONROE II, INC.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTVALE II, LLC

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MOSAIC, LLC

K. HOVNANIAN AT MUIRFIELD, LLC

K. HOVNANIAN AT NEW WINDSOR, L.L.C.

K. HOVNANIAN AT NORTH BERGEN. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.

K. HOVNANIAN AT NORTH HALEDON, L.L.C.

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT OLDE ORCHARD, LLC

K. HOVNANIAN AT PARAMUS, L.L.C.

K. HOVNANIAN AT PARK LANE, LLC

K. HOVNANIAN AT PARKSIDE, LLC

K. HOVNANIAN AT PARSIPPANY, L.L.C.

K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.

K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.

K. HOVNANIAN AT PIAZZA SERENA, L.L.C

K. HOVNANIAN AT PITTSGROVE, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. HOVNANIAN AT POSITANO, LLC

K. HOVNANIAN AT PRADO, L.L.C.

K. HOVNANIAN AT RANCHO SANTA MARGARITA, LLC

K. HOVNANIAN AT RANDOLPH I, L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT RIVERBEND, LLC

K. HOVNANIAN AT RODERUCK, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN AT SAGE, L.L.C.

K. HOVNANIAN AT SANTA NELLA, LLC

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SAYREVILLE, L.L.C.

K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.

K. HOVNANIAN AT SEASONS LANDING, LLC

K. HOVNANIAN AT SHELDON GROVE, LLC

K. HOVNANIAN AT SHREWSBURY, LLC

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT SKYE ISLE, LLC

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOMERS POINT, L.L.C.

K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN AT STANTON, LLC

K. HOVNANIAN AT STATION SQUARE, L.L.C.

K. HOVNANIAN AT SUNRIDGE PARK, LLC

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN AT THE CROSBY, LLC

K. HOVNANIAN AT THE GABLES, LLC

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT THE PRESERVE, LLC

K. HOVNANIAN AT THOMPSON RANCH, LLC

K. HOVNANIAN AT THORNBURY, INC.

K. HOVNANIAN AT TRAIL RIDGE, LLC

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT UPPER PROVIDENCE, LLC

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT VALLE DEL SOL, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VICTORVILLE, L.L.C.

K. HOVNANIAN AT VINELAND, L.L.C.

K. HOVNANIAN AT VISTA DEL SOL, L.L.C.

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WASHINGTON, L.L.C.

K. HOVNANIAN AT WATERSTONE, LLC

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WAYNE, VIII, L.L.C.

K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.

K. HOVNANIAN AT WEST WINDSOR, L.L.C.

K. HOVNANIAN AT WESTSHORE, LLC

K. HOVNANIAN AT WHEELER RANCH, LLC

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WILLOW BROOK, L.L.C.

K. HOVNANIAN AT WINCHESTER, LLC

K. HOVNANIAN AT WOODCREEK WEST, LLC

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES, LLC

K. HOVNANIAN CONSTRUCTION II, INC

K. HOVNANIAN CONSTRUCTION III, INC

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN ENTERPRISES, INC.

K. HOVNANIAN ESTATES AT REGENCY, L.L.C.

K. HOVNANIAN FAIRWAYS AT WESTWORTH, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, LLC

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, LLC

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.

K. HOVNANIAN HOLDINGS NJ, L.L.C.

K. HOVNANIAN HOMES - DFW, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, LLC

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.

K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC

K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.

K. HOVNANIAN HOMES OF D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

K. HOVNANIAN HOMES OF HOUSTON, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC

K. HOVNANIAN MANALAPAN ACQUISITION, LLC

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OSTER HOMES, L.L.C.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF RED BANK, INC.

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.

K. HOVNANIAN STANDING ENTITY, L.L.C.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

K. HOVNANIAN TIMBRES AT ELM CREEK, LLC

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN WINDWARD HOMES, LLC

K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, LLC

K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HEMET, LLC

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT LOS BANOS, LLC

K. HOVNANIAN’S FOUR SEASONS AT MORENO VALLEY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, LLC

K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK II, LLC

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT SILVER MAPLE FARM, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.

K. HOVNANIAN’S FOUR SEASONS, LLC

K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.

KHIP, L.L.C.

LANDARAMA, INC.

M&M AT CHESTERFIELD, LLC

M&M AT CRESCENT COURT, L.L.C.

M&M AT WEST ORANGE, L.L.C.

M&M AT WHEATENA URBAN RENEWAL, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.

MCNJ, INC.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MMIP, L.L.C.

NEW LAND TITLE AGENCY OF TEXAS, LLC

NEW LAND TITLE AGENCY, L.L.C.

PADDOCKS, L.L.C.

PARK TITLE COMPANY, LLC

PINE AYR, LLC

RIDGEMORE UTILITY, L.L.C.

SEABROOK ACCUMULATION CORPORATION

STONEBROOK HOMES, INC.

TERRAPIN REALTY, L.L.C.

THE MATZEL & MUMFORD ORGANIZATION, INC

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

WASHINGTON HOMES, INC.

WESTMINSTER HOMES, INC.

WH PROPERTIES, INC.

WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.